UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2003

APAC CUSTOMER SERVICES, INC.
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Six Parkway North, Deerfield, Illinois		60015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 374-4980

Item 9. Regulation FD Disclosure.

See Item 12.  Results of Operations and Financial Condition

Item 12.  Results of Operations and Financial Condition.  On April 30, 2003, Registrant issued a press release setting forth Registrant’s financial and operating results for the first quarter of 2003.  A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.  Such information, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference in any such filing.

Exhibit

99.1         Press Release issued by APAC Customer Services, Inc. on April 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc. (Registrant)

	By:	/s/ Marc T. Tanenberg
Date: April 30, 2003		Marc T. Tanenberg
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 30, 2003